UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2018, TechPrecision Corporation (the “Company”), through its wholly owned subsidiary Ranor, Inc. (“Ranor”), entered into a Second Modification to Loan Agreement and First Modification and Allonge to Promissory Note (the “Modification”) with Berkshire Bank, successor by merger to Commerce Bank & Trust Company (“Berkshire”). The Modification amends and modifies each of the Loan Agreement between Ranor and Berkshire dated December 20, 2016, as modified by the previously disclosed First Modification to Loan Agreement dated June 6, 2018 (the “Loan Agreement”), and the Promissory Note dated December 20, 2016 made by Ranor in favor of Berkshire in the stated principal amount of $1,000,000 (the “Line of Credit Note”). Under the terms of the Loan Agreement and the Line of Credit Note, Ranor was entitled to borrow up to $1,000,000 on a revolving basis (the “Revolver Loan”). As of the date of the Modification, there were no amounts outstanding under the Revolver Loan. The maturity date of the Revolver Loan was originally December 20, 2018. Under the Modification, the maturity date of the Revolver Loan was extended until December 20, 2020.

Other than in respect of the Loan Agreement and the promissory notes made thereunder, there is no material relationship between Ranor or the Company, on the one hand, and Berkshire on the other hand. The description of the Modification is qualified in its entirety by reference to the full text of the Modification, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Second Modification to Loan Agreement and First Modification and Allonge to Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: December 21, 2018	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer